                                                                EXHIBIT 99(z)(1)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ R. Wesley Burns
                                         ----------------------------
                                         R. Wesley Burns

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ Guilford C. Babcock
                                         ----------------------------
                                         Guilford C. Babcock

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ E. Philip Cannon
                                         ----------------------------
                                         E. Philip Cannon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ Vern O. Curtis
                                         ----------------------------
                                         Vern O. Curtis

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ J. Michael Hagan
                                         ----------------------------
                                         J. Michael Hagan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ Brent R. Harris
                                         ----------------------------
                                         Brent R. Harris

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ Thomas P. Kemp, Sr.
                                         ----------------------------
                                         Thomas P. Kemp, Sr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints R. Wesley Burns, Jeffrey M. Sargent,
Robert W. Helm, Keith T. Robinson, Jeffrey S. Puretz, Jack W. Murphy,
David A. Vaughan, and Brendan C. Fox and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement of PIMCO Variable Insurance Trust and any post-effective amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



Date: May 16, 2000                       /s/ William J. Popejoy
                                         ----------------------------
                                         William J. Popejoy